UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Event: June 1, 2011

STUDIO II BRANDS, INC

 (Exact name of registrant as specified in its charter)

Florida	0-50000	65-0664963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16/F Honest Motors Building 9-11 Leighton Road Causeway Bay, Hong Kong
(Address of principal executive offices)

Registrant’s telephone number, including area code: 011-852-2890-1818

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a)

On June 1, 2011, the Registrant advised the firm of Lake & Associates CPA’s, LLC, (“Lake”), that it had been dismissed as the principal independent accountant to audit the Registrant’s financial statements for the fiscal year ending March 31, 2011.  The decision to dismiss Lake was recommended and approved by the Registrant’s Board of Directors.

Except as noted in the paragraph immediately below, the reports of Lake for the fiscal years ended March 31, 2009 and March 31, 2010, did not contain any adverse opinion or disclaimer of opinion and such reports were not qualified or modified as to any uncertainty, audit scope or accounting principle.

The reports of Lake on our financial statements for the fiscal years ended March 31, 2009 and March 31, 2010, contained an explanatory paragraph which noted that there was substantial doubt as to our ability to continue as a going concern because we had been in the development stage since inception (May 6, 1996) and suffered recurring losses.

During the fiscal years ended March 31, 2009 and 2010, and the subsequent interim period up to and including the date of the Registrant’s dismissal of Lake, there have been no disagreements with Lake on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Lake would have caused them to make reference thereto in their report on the financial statements for such periods.

On June 1, 2011, the Registrant provided a draft copy of this report on Form 8-K to Lake, requesting their comments on the information contained therein.  The responsive letter from Lake is filed as an exhibit to this current report on Form 8K.

(b)

On June 1, 2011, the Registrant engaged the firm of UHY Vocation HK CPA Limited (“UHY”), as the principal accountant to audit the Registrant’s financial statements for the fiscal year ending March 31, 2011.

During the fiscal years ended March 31, 2009 and  2010,  and the subsequent interim period prior to the engagement of UHY, neither the Registrant nor anyone on its behalf consulted with UHY regarding the application of accounting principles to a specified transaction whether completed or uncompleted, the type of audit opinion that might be rendered on the Registrant’s financial statements or as to any matter that was either the subject of a disagreement with the previous independent auditor or was a reportable event.  The decision to engage UHY was recommended and approved by the Registrant’s Board of Directors.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(c)

Exhibit 16.1 - Responsive Letter from Lake & Associates CPA’s , LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Studio II Brands, Inc. (Registrant)

Date: June 6, 2011	/s/ Cheung Sing, Chief Executive Officer

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